AmREIT Corporate Presentation Third Quarter 2013

# Forward-Looking Statements

**Cautionary Statement Regarding Forward-Looking Statements**

These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements provide the Company's current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of the Company's future financial condition, results of operations, the Company's strategic plans and objectives, occupancy and leasing rates and trends, amounts of anticipated cash distributions to stockholders in the future and other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company's control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to:

- Risks and uncertainties related to the recent economic recession, the national and local economies, and the real estate industry in general and in the Company's specific markets (including the state of Texas, generally, and the Company's core markets of Houston, Dallas, San Antonio and Austin, specifically); volatility in the capital markets; rising interest and insurance rates; competition from third-party owners and operators of retail real estate and the Company's inability to obtain new tenants on favorable terms, or at all, upon the expiration of existing leases; availability and terms of capital and financing, both to fund operations and to refinance indebtedness as it matures; legislative or regulatory changes, including changes to real estate, zoning and construction laws; a possible failure to maintain the Company's status as a REIT and the risk of changes in laws governing REITs; the Company's dependence upon key personnel whose continued service is not guaranteed; the Company's ability to identify, hire and retain highly qualified executives in the future; availability of appropriate acquisition, development and redevelopment opportunities; failure to integrate acquisitions successfully; the financial condition and liquidity of, or disputes with, joint venture and development partners; impact of ad valorem, property and income taxes; changes in generally accepted accounting principles; construction delays, increasing construction costs or construction costs that exceed estimates; potential liability for uninsured losses and environmental liabilities; lease-up risks; and the potential need to fund improvements or other capital expenditures out of operating cash flow.

This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. You should carefully read the section entitled "Risk Factors" in our various Company documents filed with the SEC. New risks and uncertainties may also emerge from time to time that could materially and adversely affect the Company. All forward-looking statements are based on information available to the Company on this date and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

AmREIT

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Company Description • One of the highest quality grocery and drug anchored shopping center portfolios, with 32 multi - tenant neighborhood and community shopping centers and single tenant assets comprising 1.5 million square feet of wholly - owned gross leasable area (“GLA ”) – 95.2% leased – Average base rents of $22.22 – 2.9% average annual same store net operating income (“NOI”) growth over the past three years • Local sharpshooter focused on owning the best assets in demographically superior sub - markets – 50% of acquisitions have been ‘ off market ’ – Long - standing local market relationships • Advised Funds provide access to a pipeline of controlled acquisition opportunities and produces $3.9 million in fee income each year • Significant opportunities to add GLA organically through redevelopment and increased density • Experienced, aligned management team – we have been a public filer since 1996 Company Overview 1 Multi - Tenant Portfolio Concentration by GLA (1) Houston 56.9% of GLA Dallas 18.7% of GLA San Antonio 3.3% of GLA Austin 1.0% of GLA Atlanta 20.1% of GLA (1) Does not include single - tenant assets, ground leases or assets owned in the Advised Funds.

2013 Third Quarter Highlights 2013 Financial Highlights 2 • Core FFO available to common stockholders for the three months ended September 30, 2013, was $4.5 million, or $0.24 per share , and for the nine months ended was $12.9 million, or $0.76 per share . • Same - store net operating income (“NOI”) , excluding redevelopment increased 1.8% over the three months and 2.9% over the nine months ended September 30, 2012 . Same - store NOI has increased an average of 2.9% since January 2010. – As of September 30, 2013, the portfolio was 95.2% leased (signed lease but where rent has not commenced). • Year to date, AmREIT signed 50 leases for approximately 111,806 square feet of GLA, including both new and renewal leases • Year to date, cash leasing spreads (i.e. new leasing rate per square foot compared to the expiring leasing rate per square foot) increased 10.7% and GAAP leasing spreads increased 17.5% 2013 Accomplishments and Other Activities • September 18, 2013, purchased Woodlake Square , a 161,000 square foot Safeway and Walgreen’s anchored shopping center from its institutional partner, AEW, for $41.6 million. • July 19, 2013, issued 3.45 million shares of common stock at $18.25 per share, resulting in proceeds of $60 million. • July 17, 2013, purchased the fee interest in Preston Royal Village NEC for $15 million, uniting the fee interest with the leasehold interest purchased in December 2012. • March 26, 2013, contributed the MacArthur Park property, a 237,000 square foot grocery - anchored shopping center in Dallas, Texas, into a joint venture with Goldman Sachs. The Company recorded a $7.7 million gain on the transaction and now holds a 30% interest in the new joint venture. • June 25, 2013, purchased Fountain Oaks shopping center, a 161,000 square foot grocery - anchored shopping center in Atlanta, Georgia, for $27.7 million. Sources: Company filings and SNL as of 11/06/2013. 2013 Key Initiatives • Internal growth through portfolio operations • External growth in our core markets • Organic growth through incremental redevelopment • Accretive capital recycling

AMRE 16.53x AAT 20.99X AKR 20.82x BFS 17.33X FRT 23.05x EQY 19.54x REG 19.43X UBA 16.60X WRI 15.85X Shopping Center Avg. $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 Average Household Income in a 1 - mile Radius (2) Households in a 3 - mile Radius (2) High - Quality Portfolio with Strong Real Estate Fundamentals Demographics based on 2012 data (1) 3 Source: The Nielsen Company and Form 10 - K for the year ended December 31, 2012. (1) Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2012. Excludes any properties in development. Does not reflect the properties in AKR’s Opportunity Funds I through III, in wh ich AKR owns between 20.0% to 22.2%. (2) Information represents a weighted average household income in a 1 - mile radius for each property owned by each respective company , as well as a weighted average number of households in a 3 - mile radius; averages are weighted by gross leasable area (“GLA”) of consolidated o perating properties.

High - Quality Portfolio with Strong Real Estate Fundamentals Demographics based on estimated 2018 data (1) 4 Source: The Nielsen Company and Form 10 - K for the year ended December 31, 2012. (1) Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2012. Excludes any properties in development. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AK R o wns between 20.0% to 22.2%. (2) Information represents a weighted average household income in a 1 - mile radius for each property owned by each respective company , as well as a weighted average number of households in a 3 - mile radius; averages are weighted by GLA of consolidated operating properties. AMRE AAT AKR BFS FRT EQY REG UBA WRI Shopping Center Avg. $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 Average Household Income in a 1 - mile Radius (2) Households in a 3 - mile Radius (2)

High Quality Portfolio Endorsement Shopping Centers: Based on our Retail Quality Database, AmREIT (AMRE) owns the highest quality strip centers across the REIT universe, with approximately 55% and 43% of AMRE’s portfolio (by owned square footage) ranking in the top 25% and second 25% of all strips centers in the United States, respectively. 5

Q3 2013 Percent Leased Q3 2013 Annualized Base Rent PSF Driven by strong market demographics, AmREIT’s operating metrics compare favorably to selected publicly traded shopping center REITs 1. Internal Growth Through our Portfolio Operations Favorable operating metrics versus selected peer group 6 Source: Form 10 - Q and Supplemental materials for the quarter ended September 30, 2013. Source for UBA data is Form 10 - Q for the quarter ended July 31, 2013. $23.72 $23.63 $22.22 $18.34 $18.26 $17.59 $15.52 $13.91 $13.87 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 AAT FRT AMRE AKR BFS REG EQY WRI UBA 95.6% 95.3% 95.2% 94.6% 94.4% 94.1% 94.0% 92.4% 91.4% 75% 80% 85% 90% 95% 100% AAT FRT AMRE REG WRI BFS AKR EQY UBA

1. Internal Growth Through our Portfolio Operations Grocery and drug stores combined with strong and complementary small shops • Seven of our nine anchor leases are top grocers; grocers with average sales approaching $750 / square foot • Only 13% of annualized base rent is attributable to junior anchor tenancy, with limited exposure to “Big Box” retailers • Shop space has greater rent expansion potential with shorter duration – currently 90% leased The quality and location of AmREIT’s real estate drives strength in small shop occupancy High - Quality Portfolio with a Differentiated Leasing Strategy 7 Kroger, Cinco Ranch (Anchor Space) Crave Cupcakes, Uptown Park (Shop Space) Hard Rock Café, Southbank (Junior Space) CVS / Pharmacy, Brookwood Village (Junior Anchor) Kroger, Plaza in the Park (Anchor Space) The Grotto, Uptown Plaza - Houston (Junior Anchor) CVS/pharmacy, Uptown Plaza – Houston (Junior Anchor) # of Leases GLA % of GLA % Leased ABR PSF % of ABR Anchor Space (> 20,000 SF) 9 489,750 32% 100% 11.42 $ 17% Junior Anchor ( 10,001 – 20,000 SF) 14 181,533 12% 100% 23.79 13% Shop Space (< 10,000 SF) 303 867,131 56% 90% 28.65 70% 326 1,538,414 100% 94% 22.22 $ 100%

1. Internal Growth Through our Portfolio Operations NOI Growth and Significant Positive Re - leasing Spreads Drive Internal Growth Re - leasing Spreads – 2010 through Q3 2013 (2) Same Store NOI Growth – 2010 through Q3 2013 (1) A history of positive re - leasing spreads, expense control and high occupancy has supported strong growth in net operating income 8 Source: Form 10 - K from year - end 2010 to year - end 2012, Form 10 - Q and Supplemental materials for the quarters ended March 31, 2011, to September 30, 2013. (1) S ame store NOI growth represents the weighted average of the quarterly same store NOI growth from January 1, 2010 through Marc h 3 1, 2013. NOI calculations used to determine growth do not reflect GAAP adjustments, lease termination fees, redevelopment or expansion projects or re - anchoring activities. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. AAT data since its IPO in January 2011. Plea se reference page 21 for a reconciliation of AmREIT’s same store NOI to net income. (2) Re - leasing spreads are calculated using GLA, expiring lease values and new lease values according to Form 10 - K filings for the y ears ended December 31, 2010 through 2012 ,and Form 10 - Q filings for the quarter ended September 30, 2013. The re - leasing spread is calculated by dividing (i) the sum of the new base rent weighted by GLA from January 1, 2010, to September 30, 2013, by (ii) the sum of the expiring base rent weighted by GLA for the same time frame . AAT data since its IPO in January 2011 . 3.3% 2.9% 2.6% 2.4% 2.2% 2.0% 1.7% 0.5% n/a 0.0% 2.0% 4.0% FRT AMRE AAT AKR WRI REG EQY BFS UBA 11.7% 6.6% 4.4% 2.4% 2.2% 1.4% 1.2% n/a n/a 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% FRT AMRE AKR EQY AAT WRI REG BFS UBA

2. External Growth in our Core Markets Access to a Pipeline of Acquisition Opportunities (1) Includes real estate fee income, construction management fee income and asset management fee income for 2012. 9 • We manage four institutional joint ventures and four high net worth advised funds comprising over $425 million in aggregate undepreciated book value – Approximately $175 million (undepreciated book value) of these assets in the Advised Funds meet the quality and demographic profile of AmREIT’s wholly - owned portfolio and represent potential attractive acquisition targets over the next 2 - 3 years – Lantern Lane (MIG III) is a near term acquisition target in 2014 • Generate ~ $3.9 million (1) of fee income for AmREIT annually, covering more than half of our G&A expense

2. External Growth in our Core Markets Recent Acquisition – Woodlake Square 10 The acquisition of Woodlake Square – A Strategic Advantage of our Advised Funds • 161,000 square foot Safeway and Walgreens anchored shopping center in the memorial neighborhood of Houston, Texas • Average household income in a one mile radius is over $72,000 and household density in a three mile radius is 82,500 households and daytime employment of over 126,000 • 89% occupied, providing NOI upside through increased leasing and market rents • Purchased from our joint venture partner, AEW, on September 18, 2013 for a total purchase price of $41.6 million • $23 million 10 - year secured mortgage at 4.3% • $18.6 million in cash

2. External Growth in our Core Markets Woodlake Square - Core AmREIT Asset with Upside Potential 11 • Randall’s is on a ground lease – Randall’s invested $7.5 million into their improvements • Valuation and NOI upside with pad development and lease - up • Acquired from joint venture partner, AEW, utilizing our preferential right

3. Organic Growth Through Incremental Redevelopment Expand Portfolio through Redevelopment Opportunities - Uptown Park 12 • 17 acres of land at Loop 610 and Post Oak with 169 , 112 square feet of GLA • Acquired June 2005 – Rents have increased from mid - $ 20 ’s per square foot to asking rents in the high - $ 30 ’s • Average sales per square foot at the center are over $ 514 • Incremental redevelopment master plan developed over the past 18 months • Poised for densification in the strongest submarket in the fastest growing MSA in the country

3. Organic Growth Through Incremental Redevelopment Uptown Park – The Master Plan 13 • Six redevelopment sites anticipated over a 10 - 15 year period • Mixed use – multi family, office, hospitality • Increasing retail square footage from 169 , 000 to over 200 , 000 square feet • Interior parks, fountains, walkability • Houston’s premier “ 24 / 7 ” destination mixed use center

3. Organic Growth Through Incremental Redevelopment Uptown Park – Phase I Multi Family Development Opportunity 14 • Expanded retail footprint – from 12 , 200 square feet to 30 , 000 square feet • Anticipated 300 room multi family tower above structured parking and ground floor retail • Estimated AmREIT investment of $ 10 - $ 15 million in retail portion of project • Expected structure is a ground lease to a multi family developer – significantly mitigating balance sheet risk with NOI growth anticipated in 2014 • Potential Return on Investment of 8% - 12% • Break ground in 2014 with anticipated stabilization in 2017 • $ 15 million potential value creation with Phase I

3. Organic Growth Through Incremental Redevelopment Redevelopment Opportunities – Courtyard on Post Oak 15 • 69 , 000 square feet of land at Post Oak and San Felipe – Heart of the Uptown District • 14 , 000 square feet of retail GLA • Center has been leased down to 30 % occupancy – negotiating lease termination with Verizon • HFF is marketing partner, seeking ground lease structure with co - development partner • Targeting multi - family, office or hospitality over ground floor retail

3. Organic Growth Through Incremental Redevelopment Redevelopment Opportunities – Courtyard on Post Oak 16 • Ground floor retail footprint of 15 , 000 square feet • 480 , 000 square feet of non - retail square footage estimated with structured parking • Estimated AmREIT investment of $ 5 - $ 10 million in retail portion of project • Expected structure is a ground lease to a co - development partner – mitigating balance sheet risk and capturing upside for stockholders • Potential Return on Investment of 8% - 12% • Break ground in 2014 with anticipated stabilization in 2017 • $ 10 - $ 15 million potential value creation

17 4. Accretive Capital Recycling Portfolio Quality Validation • In March we closed a 70/30 joint venture with Goldman Sachs including our existing MacArthur Park property and the purchase of the adjoining MacArthur Park Phase I - $35 million cash generated • MacArthur Park was valued and contributed to the joint venture at a sub - 6.0% cap rate on 2013 estimated NOI • Sunbelt rental sale in August - generating $1.9 million in net sales proceeds • CVS build to suite in Houston – Under contract at 5.5% cap rate, generating $7 million in net sales proceeds

18 Conservative Capital Structure Poised for Growth Capitalization and debt maturity Debt Maturity Schedule ($MM) Capitalization (1) Includes $0.2 million of an above - market debt premium associated with debt assumed in conjunction with certain of our property a cquisitions. (2) Total Enterprise Value equals Equity Market Capitalization plus Total Debt, less Cash and Cash Equivalents. $0.0 $0.0 $50.6 $68.7 $80.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2013 2014 2015 2016 2017+ ($ and shares in millions, except per share amounts) September 30, 2013 Cash and Equivalents 3.4$ Equity Total Common Shares Outstanding 19.6 Stock Price 17.35$ Total Equity Market Capitalization 340.1$ Consolidated Debt Secured Mortgage Debt (1) 200.3 Unsecured Credit Facility (Due 2015) 0.0 Total Debt 200.3$ Total Capitalization 540.4$ Less: Cash and Equivalents (3.4) Minority Interest - Total Enterprise Value (2) 537.0$ Net Debt / Total Capitalization 36.4% Total Debt / Total Enterprise Value 37.3% Net Debt / Total Enterprise Value 36.7% Net Debt / Total Gross Assets 40.9%

Experienced Team with Significant Ownership 19 Executive Committee Board of Directors